UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2017

ACHIEVE LIFE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	033-80623	95-4343413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19820 North Creek Parkway Bothell, Washington	98011
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 686-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As noted below, on October 26, 2017, the stockholders of Achieve Life Sciences, Inc. (the “Company”) approved an amendment to the Company’s certificate of incorporation to eliminate cumulative voting for the election of directors. On October 31, 2017, the Company filed the Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Delaware Secretary of State to effect such amendment. A copy of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 to this report.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on October 26, 2017. The following is a brief description of each matter voted upon and the certified voting results.

(1) Election of seven directors to serve until the Company’s next annual meeting or until the directors’ successors are duly elected and qualified:

	For	Withhold	Broker Non-Votes
Anthony Clarke	8,369,059	36,330	1,202,001
Scott Cormack	8,368,850	36,539	1,202,001
Donald Joseph	8,370,127	35,262	1,202,001
Martin Mattingly	8,349,445	55,944	1,202,001
Jay Moyes	8,369,959	35,430	1,202,001
Stewart Parker	8,348,649	56,740	1,202,001
Richard Stewart	8,369,946	35,443	1,202,001

Pursuant to the foregoing votes, the nominees listed above were elected as directors to serve on the Company’s board of directors.

(2) Ratification the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017:

For	Against	Abstain	Broker Non-votes
9,525,027	72,619	9,744	0

Pursuant to the foregoing votes, the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified.

(3) Approval of the Company’s 2017 Equity Incentive Plan:

For	Against	Abstain	Broker Non-votes
8,137,796	259,880	7,713	1,202,001

Pursuant to the foregoing votes, this matter was approved.

(4) Approval of the Company’s 2017 Employee Stock Purchase Plan:

For	Against	Abstain	Broker Non-votes
8,317,559	83,118	4,712	1,202,001

Pursuant to the foregoing votes, this matter was approved.

(5) Approval of an amendment to the Company’s Certificate of Incorporation, as amended, to eliminate cumulative voting for the election of directors:

For	Against	Abstain	Broker Non-votes
8,223,174	177,880	4,335	1,202,001

Pursuant to the foregoing votes, this matter was approved.

(6) Approval, by a non-binding advisory vote, of the compensation paid by the Company to its named executive officers:

For	Against	Abstain	Broker Non-votes
8,378,329	19,905	7,155	1,202,001

Pursuant to the foregoing votes, this matter was approved.

(7) Indication, by a non-binding advisory vote, whether future non-binding advisory votes to approve the compensation paid by the Company to its named executive officers should be held every one, two, or three years:

Votes
One Year	2,169,164
Two Years	6,571
Three Years	6,223,982
Abstain	5,672
Broker Non-Votes	1,202,001

Pursuant to the foregoing votes, a frequency of three years was indicated as the preferred frequency. Consistent with the recommendation of the Company’s Board of Directors and the outcome of the stockholder vote regarding this proposal, the Company’s Board of Directors determined to hold an advisory vote once every three years to approve the compensation paid by the Company to its named executive officers.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Exhibit Title or Description

3.1	Certificate of Amendment (Elimination of Cumulative Voting) to the Restated Certificate of Incorporation of the Company, dated October 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACHIEVE LIFE SCIENCES, INC.

By:	/s/ John Bencich

John Bencich
Chief Financial Officer

Date: November 1, 2017

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